Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790


    SUPPLEMENT DATED JUNE 8, 2004, TO THE PROSPECTUSES DATED FEBRUARY 2, 2004

                           THE GABELLI WESTWOOD FUNDS
                     GABELLI WESTWOOD MIGHTY MITES(SM) FUND


Effective as of July 1, 2004, the Gabelli Westwood Mighty Mites(SM) Fund (the "Fund") will only accept subscriptions for new shares from existing shareholders and new investors who acquire shares of the Fund directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through the Fund's transfer agent. Additional investments will not be accepted through intermediaries.

Additionally, effective as of July 1, 2004, the Fund will impose a 2.00% redemption fee (short-term trading fee) on Class AAA, Class A, Class B and Class C shares that are purchased on or after July 1, 2004, and redeemed or exchanged within 60 days after the date of purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The fee is designed to deter short-term trading, which may increase the Fund's costs, and is retained by the Fund. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchasing (the latest shares acquired will be redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to Class AAA, Class A, Class B or Class C shares currently held by shareholders and purchased before July 1, 2004. The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through the reinvestment of dividends or other distributions, (ii) the redemption results from a shareholder's death or disability; provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (iii) a redemption is initiated by the Fund, and
(iv) the shares are held in a program that is unable legally or procedurally to charge the redemption fee. In addition, the Fund may waive the redemption fee when the Fund's adviser determines that the imposition of the redemption fee is not necessary to protect the Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.


The Board of Trustees of the Fund approved the redemption fee to limit the disruptive effects on the portfolio management of the Fund that may result from short-term trading of the Fund's shares. Excessive short-term trading can make it difficult to implement investment strategies, increase the Fund's expenses and in some situations inappropriately distort the performance of the Fund for long-term shareholders. The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund.

Effective as of October 1, 2004, the minimum initial investment in the Fund will become $50,000 for all accounts. There are no subsequent investment minimums. The Distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Investors, Inc., customers of the Distributor and for existing shareholders of other Gabelli funds who have purchased their shares directly through the Distributor or the Fund's transfer agent.